SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549



                             FORM 8-K
                         CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934




             Date of Report (Date of earliest event reported):
                               July 18, 1995




                            CHASE CORPORATION
         (Exact name of registrant as specified in its charter)



  Massachusetts                 1-9852             11-1797126
(State or other jurisdiction (Commission File     (IRS Employer
of incorporation)             Number)             Identification No.)




         50 Braintree Hill Park, Braintree, Massachusetts  02184
         (Address of principal executive offices and zip code)



            Registrant's telephone number, including area code:
                              (617) 848-2810



                              CONFORMED COPY

Item 5.   Other Events.

          On July 25, 1995, the Company purchased 1,302,693 shares of its Common Stock from Francis M. Chase, its Chairman of the Board Emeritus, pursuant to a Stock Redemption Agreement dated July 18, 1995. On July 26, 1995, the Company resold 265,000 of such shares in a private transaction.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

Exhibit
   No.                        Description

 99.1     Stock Redemption Agreement dated July 18, 1995 between
          Chase Corporation and Francis M. Chase.  Filed herewith.

 99.2     Press release dated July 25, 1995 of Chase Corporation.
          Filed herewith.


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
                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 29, 1995             CHASE CORPORATION



                              By:/s/ Peter R. Chase

                              Peter R. Chase
                              President and Chief Executive Officer


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
                               EXHIBIT INDEX

Exhibit                                                          Sequential
   No.                        Description                        Page No.


 99.1     Stock Redemption Agreement dated July 18, 1995
          between Chase Corporation and Francis M.
          Chase.  Filed herewith.                                      5

 99.2     Press release dated July 25, 1995 of Chase
          Corporation.  Filed herewith.                                8


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